Exhibit 99.1

Valmont Industries, Inc. I nvestor Presentation 18 th Annual D.A. Davidson Diversified Industrials Conference September 19, 2019

Forward - looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission . Consequently such forward - looking statements should be regarded as the Company’s current plans, estimates and beliefs . The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward - looking statements that June be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events . 2 | September 2019 | Valmont Industries, Inc.

STEVE KANIEWSKI PRESIDENT & CHIEF EXECUTIVE OFFICER 3 | September 2019 | Valmont Industries, Inc.

Valmont at a Glance Delivering Solutions For Agriculture and Infrastructure Development 4 | September 2019 | Valmont Industries, Inc. Headquarters Omaha, NE 2018 Sales $ 2.76B Market Cap $3.1B 1 Countries of Operation 23 Manufacturing Sites 87 Total Employees >10,000 Company Profile 2018 Mix ($M) ESS Utility Irrigation Coatings $55 3 By Revenue 2 By Operating Income 4 1 As of 9’12’2019. 2 Net of intersegment sales 3 GAAP operating income 4 Please see Company’s Reg. G table at end of presentation. $287 $967 $855 $625 $56 4 $72 4 $93 4 $98 4 $35 3 $65 3 $98 3

Valmont Business Model 12.1% Total Compounded Annualized Return Over the Past 15 Years 1 5 | September 2019 | Valmont Industries, Inc. Strong, Global, and Enduring Drivers Competitive Strengths Growth Discipline Total Value Impact Focus Niche Markets Leverage Products, Markets, and Capabilities VALUE CREATION Operational Focus Culture & Talent Engineering Global Mindset/ Footprint 1 As of 12’31’2018. Source: FactSet

Solutions Supporting Agriculture and Infrastructure Growth 6 | September 2019 | Valmont Industries, Inc.

7 | September 2019 | Valmont Industries, Inc. MARK JAKSICH EVP & CHIEF FINANCIAL OFFICER

Strong Peak to Trough Performance $1,787 $1,976 $2,662 $3,030 $3,304 $3,123 $2,619 $2,522 $2,746 $2,757 $238 $178 $263 $382 $473 $358 $238 $256 $266 $269 $ 202 $- $100 $200 $300 $400 $500 $600 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Sales Operating Income GAAP Operating Income Trough Trough 1 1 Peak Sales and Operating Income ($M) 1 Excludes restructuring charges, impairments and significant one - time adjustments. Please see Company’s Reg. G table at end of presentation. $132 $243 1 8 | September 2019 | Valmont Industries, Inc. 1 1

Strong and Flexible Balance Sheet Maintain Investment Grade Rating; Target Debt/EBITDA of 1.5 - 2.5x 9 | September 2019 | Valmont Industries, Inc. Debt and Liquidity Profile 5 - Year Historical Debt/Adjusted EBITDA 1 S&P BBB+ Stable Moody’s Baa3 Stable Fitch BBB - Stable Credit Rating 1.9x 2.7x 2.3x 2.2x 2.2x 2014 2015 2016 2017 2018 1 Adjusted EBITDA as computed in our debt agreements, See Company’s Reg. G tables at end of presentation. $256.9M ($159.3M ex - U.S.) Cash at 06/29/2019 $600M Revolving Credit Facility, Expires 2022 $200M Accordion Feature $ 765.5M Total Long - Term Debt (2044 and 2054 Maturities)

Capital Allocation | A Balanced Approach Aligned with Capital Allocation Commitments Announced in 2014 ($M) $49 $82 $38 $16 Capital Expenditures Acquisitions Share Repurchases Dividends 2019 YTD Capital Deployment 1 Capital Expenditures • Working capital investment to support investments in people, technology and systems • 2Q spending driven by 4 factory expansions to support strong global market demand • Total CapEx of $90 - $100M expected in 2019 Acquisitions • Strategic fit + market expansion • Returns exceeding cost of capital within 3 years • $82M excludes the purchase of the remaining 20% of the non - controlling interest in Walpar for $23M Share Repurchases • Opportunistic approach • Supported by free cash flows • $229.0M remains on current authorization on 6/29/19 Dividends • Payout ratio target: 15% of earnings • Current payout: 20% 10 | September 2019 | Valmont Industries, Inc. Growing Our Business Returning Cash to Shareholders 1 Through 06/29/2019

Long - Term Financial Targets Focused on Growth 11 | September 2019 | Valmont Industries, Inc. Financial Target Long - Term Goal Revenue Growth 1 EPS Growth > 10% ROIC > 10% FCF Conversion > 1.0 x Net Earnings Operating Margin > 12% 1 5% organic. Acquisitions over time are necessary to achieve top end of range. New in 2018

2019 Financial Outlook 2019 Annual Financial Guidance and Key Metrics Diluted EPS $ 8.10 – $ 8.70 Revenue Growth 1 6% – 7% Operating Margin Improvement 10 - 40 bps Global Effective Tax Rate ~ 25.0% Capital Expenditures $90M - $100M 1 Additional 2019 acquisitions not included in guidance 12 | September 2019 | Valmont Industries, Inc.

Why Valmont? 13 | September 2019 | Valmont Industries, Inc. Expanding Our View of Addressable Market to Leverage Existing Global Platform Management Team Reshaping the Organization to Align with Growth Long - Term, Enduring Growth Drivers Across All Segments Incorporating Technology Into All Products and Solutions Sensible Capital Allocation and ROIC Focus

APPENDIX 14 | September 2019 | Valmont Industries, Inc.

Engineered Support Structures at a Glance 15 | September 2019 | Valmont Industries, Inc. Market Drivers Strategic Addressable Market Expansion Product and Solutions Portfolio Transportation Communication Construction Systems • Need for increased transportation spend • Explosion of demand on wireless networks • Shift to 5G is driving network upgrades • Demand for integrated solutions will continue to develop and evolve Sign Structures* Telecommunications Products & Components* Architectural Components Smart Pole Solutions Highway Safety *Related acquisition completed in 2018 - 2019

Utility Support Structures at a Glance 16 | September 2019 | Valmont Industries, Inc. Strategic Addressable Market Expansion Transmission Structures Distribution Poles Substations Renewable Energy Solutions Inspection Services Product and Solutions Portfolio Reliability, grid hardening, regulatory impetus, and renewable generation • Historical underinvestment in the grid • Increases in renewable and distributed generation • Demand for uninterrupted power • Wood transmission and distribution pole replacement Market Drivers Global Expansion* & Acquisitions Lattice Structures* CEC Pre - Packaged Substations Concrete for Grid Hardening & Distribution Technology Services as a Disruptor *Related acquisition completed in 2018

Coatings at a Glance Market Drivers Galvanizing Applied Coatings Value - Added Services Strategic Addressable Market Expansion Product and Solutions Portfolio • Coatings demand typically correlated to industrial production • Infrastructure investments promote coatings demand • Cost of corrosion is a major financial burden on economies Acquisitions* and New Construction Applied Coatings Value - Added Services *Two acquisitions completed in 2018 - 2019 17 | September 2019 | Valmont Industries, Inc.

Irrigation at a Glance | Valley ® 18 | September 2019 | Valmont Industries, Inc. Market Drivers Center Pivots & Machines 1 Control Panels Remote Telemetry Variable Rate Irrigation Water Management Product and Solutions Portfolio Strategic Addressable Market Expansion Long - term: Constraints on fresh water resources and demand on food production Governments ’ desire to become more self - sufficient in food production Large installed base of machines creates replacement opportunity Short - term: Commodity prices, net farm income and availability of farm labo r Valley Scheduling TM International Growth Full Service Water Management for Ag* Focus on Higher Value Crops Total Crop Management Technology Solutions *Related acquisition completed in 2018 1 Consists of linear, corner and towable center pivots and machines

2009 - 2018 Historical Free Cash Flow 1 10 Year Average FCF is $ 154M ; Last 5 Years Has Averaged $ 132M 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net cash flows from operating activities $ 349.5 $ 152.2 $ 149.7 $ 197.1 $ 396.4 $ 174.1 $ 272.3 $ 232.8 $ 133.1 $ 153.0 Net cash flows from investing activities (43.6) (262.7) (84.1) (136.7) (131.7) (256.9) (48.2) (53.0) (49.6) (155.4) Net cash flows from financing activities (198.4) 269.7 (45.9) (16.4) (37.4) (136.8) (32.0) (95.2) (220.0) (162.1) Net cash flows from operating activities $ 349.5 $ 152.2 $ 149.7 $ 197.1 $ 396.4 $ 174.1 $ 272.3 $ 232.8 $ 133.1 $ 153.0 Purchase of plant, property, and equipment (44.1) (36.1) (83.1) (97.1) (106.8) (73) (45.5) (57.9) (55.3) (72.0) Free Cash flows 305.4 116.1 66.6 100.0 289.7 101.1 226.8 174.9 77.8 81.0 Net earnings attributed to Valmont Industries, Inc. $ 150.6 $ 94.4 $ 228.3 $ 234.1 $ 278.5 $ 183.9 $ 40.1 $ 173.2 $ 116.2 $ 94.4 Adjusted net earnings attributed to Valmont Industries, Inc. 1 N/A N/A $ 162.3 N/A $ 295.1 $ 187.7 $ 131.7 $ 137.6 $ 158.4 $ 123.0 Free Cash Flow Conversion - GAAP 2.03 1.23 0.29 0.43 1.04 0.55 5.66 1.01 0.67 0.86 Free Cash Flow Conversion - Adjusted N/A N/A 0.41 N/A 0.98 0.53 1.71 1.27 0.49 0.66 1) Reconciliation of Net Earnings to Adjusted Figures Net earnings attributed to Valmont Industries, Inc. $ 150.6 $ 94.4 $ 228.3 $ 234.1 $ 278.5 $ 183.9 $ 40.1 $ 173.2 $ 116.2 $ 94.4 Change in valuation allowance against deferred tax assets — — (66.0) — — — 7.1 (20.7) 41.9 — Impairment of long - lived assets — — — — 12.2 — 61.8 1.1 — 28.6 Reversal of contingent liability — — — — — — — (16.6) — — Other non - recurring expenses (non - cash) 18.1 — — — Deconsolidation of Delta EMD, after - tax and NCI — — — — 4.4 — — — — — Noncash loss from Delta EMD shares — — — — — 3.8 4.6 0.6 0.2 — Adjusted net earnings attributed to Valmont Industries, Inc. $ 150.6 $ 94.4 $ 162.3 $ 234.1 $ 295.1 $ 187.7 $ 131.7 $ 137.6 $ 158.4 $ 123.0 1 Adjusted earnings for purposes of calculating free cash flow conversion may not agree to the adjusted net earnings. The difference is due to cash restructuring, debt refinancing, or other non - recurring e xpenses which were settled in cash in the year of occurrence. 19 | September 2019 | Valmont Industries, Inc.

Strong Free Cash Flow Throughout The Cycle Years of rapid raw material cost inflation GAAP 2.03X 1.23X 0.29X 0.43X 1.04X 0.55X 5.66X 1.01X 0.67X 0.86X 1.38X Adj. 2.03X 1.23X 0.41X 0.43X 0.98X 0.53X 1.71X 1.27X 0.49X 0.66X 0.97X Historical FCF Conversion by Year 1 2009 – 2018 Free Cash Flow 1 ($M) 1 Please see the preceding slide for the calculation of free cash flow. We use the non - GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by capital expenditures. We believe that Free Cash Flow is a useful performance measure for management and useful to investors as the basis for comparing our performance w ith other companies. Our measure of Free Cash Flow may not be directly comparable to similar measures used by other companies. 305 116 67 100 290 101 227 175 78 81 154 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 10 Year Avg 20 | September 2019 | Valmont Industries, Inc.

Reg G Reconciliation 21 | September 2019 | Valmont Industries, Inc.

Reg G Reconciliation - Continued 22 | September 2019 | Valmont Industries, Inc. Segment Operating Income Reconciliation Engineered Support Structures Utility Support Structures Coatings Irrigation Other/ Corporate Operating income - as reported 34,776$ 64,766$ 55,325$ 97,722$ (50,309)$ Impairment of goodwill and tradename - 15,780 - - - Restructuring expenses 36,517 5,153 - 180 126 Utility warranty expense (non-recurring), pre-tax - 5,000 - - - Acquisition diligence costs 666 2,578 482 - 634 Adjusted Operating Income 71,959$ 93,277$ 55,807$ 97,902$ (49,549)$ Net sales 986,880 859,173 353,351 633,666 Operating Income as a % of Sales 3.5% 7.5% 15.7% 15.4% NM Adjusted Operating Income as a % of Sales 7.3% 10.9% 15.8% 15.5% NM Operating income - as reported 62,960$ 97,853$ 50,179$ 101,498$ (46,058)$ Net sales 938,102 859,115 318,891 652,430 Operating Income as a % of Sales 6.7% 11.4% 15.7% 15.6% NM For the Fiscal Year Ended Dec. 29, 2018 For the Fiscal Year Ended Dec. 30, 2017 VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON - RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued)

Reg G Reconciliation - Continued 23 | September 2019 | Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON - RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued)

Reg G Reconciliation – Continued VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON - RECURRING ITEMS ON OPERATING INCOME REG G RECONCILIATION (Continued) 1 Other non - recurring charges (pre - tax) in 2015 are the $17,000 provision for a Utility commercial settlement and the $7,010 recognized allowance for doubtful China receivable (Irrigation). Operating Income Reconciliation YTD 12'31'16 YTD 12'26'15 Increase 2016 from 2015 Operating income (loss) - as reported $ 243,504 $ 131,695 $ 111,809 Restructuring expenses 12,425 39,852 Impairment of goodwill and trade names - 41,970 Other non - recurring charges 1 - 24,010 Adjusted Operating Income $ 255,929 $ 237,527 $ 18,402 Net Sales $ 2,521,676 $ 2,618,924 Operating Income as a % of Sales 9.7% 5.0% Adjusted Operating Income as a % of Sales 10.1% 9.1% 24 | September 2019 | Valmont Industries, Inc.

Reg G Reconciliation - Continued 25 | September 2019 | Valmont Industries, Inc. VALMONT INDUSTRIES, INC. AND SUBSIDIARIES SUMMARY OF EFFECT OF SIGNIFICANT NON - RECURRING ITEMS ON REPORTED RESULTS (Dollars in thousands, except per share amounts) (unaudited) The non - GAAP tables below disclose the impact on (a) diluted earnings per share of (1) tax expense attributed to the Tax Cuts an d Job Act ("2017 Tax Act"), (2) restructuring costs, (3) deferred income tax (benefit) expense arising from changes in foreign tax rates and an international legal reorganization and (4) other non - recurring expenses (includ ing the reversal of a contingent liability), and (b) segment operating income of restructuring costs, impairments, and non - recurring expenses. Amounts June be impacted by rounding. We believe it is useful when considering company performance for the non - GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures as a number of non - recurring transactions were recognized in 2017 and 2016, some of which are non - cash. 12'30'17 Diluted EPS Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 116,240 $ 5.11 Remeasurement of deferred tax assets attributed to 2017 Tax Act 20,372 0.90 Non - recurring tax expense attributed to 2017 Tax Act 21,564 0.95 Fair market value adjustment, Delta EMD 236 0.01 Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 158,412 $ 6.97 Average shares outstanding (000's) - Diluted 22,738 12'31'16 Net earnings/(loss) attributable to Valmont Industries, Inc. - as reported $ 173,232 $ 7.63 Restructuring expenses 12,425 0.55 Reversal of contingent liability (16,591) (0.73) Fair market value adjustment, Delta EMD 586 0.03 Total pre - tax adjustments (3,580) (0.16) Tax effect of adjustments 1 (3,180) (0.14) Deferred income tax benefit - non - recurring (20,705) (0.91) Net earnings attributable to Valmont Industries, Inc. - Adjusted $ 145,767 $ 6.42 Average shares outstanding (000's) - Diluted 22,709 1 The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction, except the reversal o f the contingent liability in 2016, which is not taxable.

Reconciliation of Adjusted EBITDA to GAAP Figures 1 Other non - recurring transactions in 2015 are the $7,003 allowance for doubtful accounts recorded in the Irrigation segment and the $17,000 accrual recorded for the utility commercial settlement. 2 Cash restructuring expenses are an allowed add - back to calculate adjusted EBITDA based on the amended 2017 revolving credit facility. Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) is one of our key financial ratios in that i t i s the basis for determining our maximum borrowing capacity at any one time. We calculate "Further Adjusted EBITDA" by adding back cash restructuring and non - recurring expenses to Adjusted EBITDA, a s management finds these alternate measures of EBITDA useful to the company's performance from different aspects, and we believe investors will also. 26 | September 2019 | Valmont Industries, Inc . 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net earnings attributable to Valmont Industries, Inc. $150,562 $94,379 $228,308 $234,072 $278,489 $183,976 $40,117 $173,232 $116,240 $94,351 Interest expense 15,760 30,947 36,175 31,625 32,502 36,790 44,621 44,409 44,645 44,237 Income tax expense 72,894 55,008 4,590 126,502 157,781 94,894 47,427 42,063 106,145 43,135 Depreciation and amortization expense 44,748 59,663 74,560 70,218 77,436 89,328 91,144 82,417 84,957 82,827 EBITDA 283,964 239,997 343,633 462,417 546,208 404,988 223,309 342,121 351,987 264,550 Impairment of goodwill and intangible assets - - - - - - 41,970 - - 15,780 Asset impairment expenses - restructuring - - - - - - 19,836 1,099 - 12,944 Reversal of contingent liability - - - - - - - (16,591) - - Cash restructuring expenses 2 - - - - - - - 29,031 Loss on divestiture of grinding media business - - - - - - - - - 6,084 EBITDA from acquisitions - - - - - 8,696 - - - 7,847 Adjusted EBITDA $283,964 $239,997 $343,633 $462,417 $546,208 $413,684 $285,115 $326,629 $351,987 $336,236 Other non - recurring transactions 1 - - - - - - 24,003 - - - Debt refinancing costs, pre - tax - - - - - 38,704 - - - 14,820 Cash restructuring expenses 2 - - - - - - 20,016 11,306 - - Further Adjusted EBITDA 283,964 239,997 343,633 462,417 546,208 452,388 329,134 337,935 351,987 351,056 EBITDA from Corporate/LIFO Expense ($33,211) ($37,558) ($44,319) ($46,688) ($81,789) ($49,989) ($22,956) ($33,675) ($37,049) ($35,635) Total Adjusted EBITDA Provided by Segments 317,175 277,555 $387,952 $509,105 $ 627,997 $502,377 $352,090 $ 371,610 $389,036 $386,691 Total interest - bearing debt 774,074 758,971 756,392 755,015 753,822 Leverage Ratio 1.87 2.66 2.32 2.15 2.24